EXHIBIT 10.4


LEASE


BUILDING NAME:
--------------

7725 Washington Avenue Building
-------------------------------

BUILDING ADDRESS:
-----------------

7725 Washington Avenue South
----------------------------

Edina, MN 55439

TENANT:
-------

Rimage Systems, Inc.
--------------------

CONTACT:
--------

Bernie Aldrich

TELEPHONE:
----------

(612) 944-8144


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TABLE OF CONTENTS

1.       PREMISES
2.       TERM
3.       WORKLETTER
4.       RENT
5.       SECURITY DEPOSIT
6.       USE
7.       OPERATING COSTS
8.       LANDLORD'S REPAIRS
9.       TENANT'S REPAIRS
10.      ALTERATIONS
11.      SIGNS
12.      INSPECTION
13.      UTILITIES
14.      ASSIGNMENT AND SUBLETTING
15.      FIRE OR OTHER CASUALTY
16.      LIABILITY
17.      CONDEMNATION
18.      SURRENDER OF POSSESSION; HOLDING OVER
19.      QUIET ENJOYMENT
20.      EVENTS OF DEFAULT
21.      REMEDIES
22.      LANDLORD'S RIGHT TO CURE
23.      MORTGAGES
24.      NOTICES
25.      RULES AND REGULATIONS
26.      MISCELLANEOUS
27.      ACCEPTANCE BY LANDLORD


FLOOR PLAN                                                             EXHIBIT A
LEGAL DESCRIPTION                                                      EXHIBIT B
WORK LETTER                                                            EXHIBIT C
ADDITIONAL LEASE PROVISIONS                                            EXHIBIT D

LEASE


7725 Washington Ave. Corp.        Sept. 1, 1998            $  See Exhibit D
---------------------------       -------------            ----------------
(Owner/Landlord)                  (Lease Date)              (Monthly Base Rent)

Rimage Systems. Inc.              43,000 SF                $  None
--------------------              ---------                -------
(Tenant)                          (Unit)                   (Security Deposit)

Washington Avenue Building        5 years + 2 months       $  0
---------------------------       ------------------       ----
(Project)                         (Term)                   (First Months Rent)

7725 Washington Ave. So.          Sept. 1, 1998            $  0
-------------------------         -------------            ----
(Address)                         (Beginning)              (Improvements)


Edina, MN 55439                   Dec. 31, 2003            $  0
---------------                   -------------            ----
(City, State, Zip)                (Ending)                 (Receipt By)


THIS LEASE is made and entered into this 1st day of September, 1998 between 7725 Washington Avenue Corp. with its principal place of business at 7808 Creekridqe Circle, Suite 200, Minneapolis, MN 55439 (herein called "Landlord"), and Rimage Systems, Inc. a (corporation) organized under the laws of the State of Minnesota with its principal business at 7725 Washington Avenue South, Edina, MN 55439 (herein called "Tenant", whether one or more).

WITNESSETH:

1. PREMISES.
In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby leases to Tenant, and Tenant hereby takes from Landlord, certain Premises (herein called the "Premises") situated in the County of Hennepin, State of Minnesota, consisting of approximately 43,000 square feet of gross rentable area outlined in red on the floor plan attached hereto Exhibit A and made a part hereof in the building commonly known as Washington Avenue Building (herein called the "Building") located at


        7725 Washington Avenue South, Edina, MN 55439
--------------------------------------------------------------------------------
which building is situated upon the real property described on Exhibit B attached hereto and hereby made a part hereof (the Building and said real property are herein called the "Project"), together with the right to use in common with Landlord and other Tenants in the Project, and their employees, agents, representatives and invitees, any common areas and facilities of the Project and together with the right to use any parking area (herein called the "Shared Parking area") located outside of the Project which is designated by Landlord, by written notice from Landlord to Tenant, as a parking area which Tenant may use in common with other parties designated by Landlord.

2. TERM.
This Lease shall be for a term of five (5) years and two (2) months, commencing on September 1, 1998 and expiring on December 31, 2003 with option for additional five (5) years per attached Schedule D.

3. WORK LETTER.
Landlord, at its sole cost and expense, shall construct any leasehold improvements required to be by Landlord constructed pursuant to the Work Letter (herein called the "Work Letter") attached hereto as Exhibit C and made a part hereof.

4. RENT.
Tenant shall pay Landlord, without deduction or setoff, an annual minimum rental (herein sometimes called "Base Rent of:

See Exhibit D

and /100 Dollars ($-) payable, in advance, without demand, on or before the first day of each and every month during the term hereof; provided, however, that if the term hereof shall commence upon a day other than the first day of a calendar month or expire upon a day other than the last day of the calendar month. Base Rent for the partial calendar month shall be prorated on a per diem basis and shall be paid by Tenant on the commencement date of the term hereof (in the case of an initial partial month) or on the first day of the month in which the term hereof expires (in the case of a terminal partial month).

5. SECURITY DEPOSIT.
Tenant agrees to deposit with Landlord on the date hereof the sum of NONE and --/100Dollars ($ -) which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this Lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any areas of rent and any other damage, injury, expense or liability caused by such event of default, and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant upon termination of this Lease.

6. USE
Subject to the following provisions of this Paragraph 6, the Premises may be used for any lawful purpose. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the I Premises and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in, upon or connected with the Premises, all at Tenant's sole expenses. Tenant shall not received, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable and will not permit the Premises to be used for any purpose which would render the insurance thereon void or the insurance risk more hazardous, or increase the premiums therefore, and in the event of any such increase by reason of any activity conducted by Tenant in, on or about the Premises, Tenant shall be liable for such increase and shall reimburse Landlord therefor. Tenant shall not store any material or merchandise outside the Premises.

7. OPERATING COSTS.
Prior to the commencement of the term of this Lease and prior to March 1 of each calendar year thereafter, or as soon thereafter as practicable. Landlord shall furnish Tenant with a written statement of the estimated operating costs per square foot of gross rentable area of the Building for such calendar year. During the remainder of such calendar year, Tenant shall pay Landlord at the times that the monthly Base Rent is due and payable hereunder an amount equal to one-twelfth (1/12) of the product of the number of gross square feet in the Premises times such estimate. If Tenant's monthly payment of estimated operating costs is greater than the monthly amount of operating expenses Tenant paid for the then elapsed calendar months of such calendar year, then, within ten (10) days after such written estimate is given. Tenant shall also pay to a Landlord the deficiency for said elapsed calendar months. After the expiration of each calendar year falling in whole or in part within the term hereof. Landlord shall furnish Tenant with a written statement of the actual operating costs of the Project (and, if applicable, the Shared Parking Area) for the preceding calendar year, and if such actual operating costs for such preceding calendar year are more or less than the estimate, an appropriate adjustment shall be made within ten (10) days after such written statement is furnished.

For the purposes hereof, operating costs shall be deemed to mean all taxes (both general and special and whether now or hereafter enacted), assessments or governmental charges levied or assessed against the Project {and, if applicable, the Shared Parking Area) or any part thereof, and all costs which, for federal tax purposes, may be expensed rather than capitalized, and which Landlord will or does incur, pay or become obligated to pay in owning, maintaining, operating and leasing the Project (and, if applicable the Shared Parking Area) and appurtenances thereto, exclusive of interest and depreciation, Without limiting the generality of the fore going operating costs shall include personal property taxes, fees or permi1:s or licenses, a management fee or fees not to exceed five percent (5%) of the Base Rent, landscaping and gardening cleaning, painting, decorating, paving, lighting, security guards, leasing and maintenance of music and intercom system; If any, removal of snow, trash, garbage and other refuse, heating, ventilating and air-conditioning, costs and expenses in connection with meeting federal state, or local environmental energy standards, fire protection, water and sewage and other utility charges not separately metered and charged to particular Tenants, the cost of all types of insurance carried or paid for by Landlord, accounting costs, all costs of maintaining, repairing and replacing paving, curb, sidewalks, roadways, landscaping, drainage, lighting and utility systems, the cost of maintaining and repairing the walls, roof and other portions of the Building, the cost of maintaining and repairing all heating, ventilating and air-conditioning equipment and depreciation thereof, rental changes for machinery and equipment used in maintaining and operating the Project (and, if applicable, the Shared Parking Area), salaries and compensation of personnel connected with such operation and maintenance and deductible amounts payable under insurance policies. Landlord, in its reasonable discretion, shall from time to time determine the method of computing and operating costs, the allocation of operating costs to various types of space within the Building, and the extent of the appurtenances to the Project, and Tenant shall be bound thereby.

Tenant's failure to pay Tenant's share of operating costs in the manner herein provided shall be treated hereunder in the same manner as a default in the payment of Base Rent.

8. LANDLORD'S REPAIRS.
Landlord shall at its expense maintain only the roof, foundation and the structural soundness of the exterior walls of the Building in good repair reasonable wear and tear excepted. Tenant shall reimburse Landlord upon demand, however, for any maintenance or repairs necessitated by the act or negligence of Tenant for Tenant's employees, agents, representatives or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass or doors. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect. Landlord's liability hereunder shall be limited to the cost of such repairs or curing such defect.

9. TENANT'S REPAIRS.
Tenant shall at its own cost and expense maintain all other parts of the Premises in good repair, reasonable wear and tear excepted and shall take good care of the Premises and its fixtures and suffer no waste. Tenant will keep the whole of the Premises in clean, sanitary and safe condition, and will at the expiration or earlier termination of this Lease surrender the same to Landlord, broom clean, and in the same order and condition as they were in at the commencement of this Lease, reasonable wear and tear excepted.

10. ALTERATIONS.
Tenant shall not make structural additions or alterations to the Building or the Premises or install any equipment which defaces the Building interior or exterior or bolt or otherwise physically attach machinery or equipment to the floors or walls of the Premises. Except for alterations which do not violate the provisions of the proceeding sentence and the aggregate cost of which does not exceed three (3) months Base Rent during any twelve (12) month period. Tenant shall not make any alterations of, or additions to, the Premises without the prior written consent of Landlord. Tenant will not permit any mechanics', laborers' or materialmen's liens to stand against the Premises or the Project for any labor or material furnished to, or for the account of, Tenant or claimed to have been so furnished in connection with any work performed or claimed to have been performed in, or about the Premises.

At the expiration or earlier termination of this Lease, Tenant shall, if the Landlord so elects, remove all alterations and additions erected by Tenant and restore the Premises to their original condition; otherwise such improvements shall be delivered up to the Landlord with the Premises. All movable office furnishings and trade fixtures installed by Tenant may be removed by Tenant at the termination of this Lease if Tenant so elects, and shall be removed if required by Landlord. All such removals and restoration shall be accomplished in a good and workmanlike manner so as not to damage the primary structure or structural qualities of the Premises. Personal property remaining in the Premises at the expiration or earlier termination of the term of this Lease shall be deemed abandoned, and Landlord may dispose of the same as Landlord deems expedient.

11. SIGNS.
Tenant shall not erect any exterior signs, advertising media or lettering without the prior written consent of Landlord. Any such items consented to by Landlord and installed by Tenant shall comply with any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs at the terII1.ination of this Lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the Premises.

12. INSPECTION.
Upon reasonable notice to Tenant, Landlord and Landlord's agents and representatives shall have the right to enter the Premises for the purpose of ascertaining the condition thereof or in order to make such repairs as may be required to be made by Landlord hereunder or as Landlord may deem necessary or for the purpose of showing the Premises and shall have the right to erect on the Premises a suitable sign indicating that the Premises are available for sale for rent. Any such entry by Landlord shall never be deemed an eviction or disturbance of Tenant's possession of the Premises, or render Landlord liable to Tenant for damages, or relieve Tenant from performance of Tenant's obligations under this Lease.

13. UTILITIES.
Tenant shall pay for all heating, air conditioning, ventilation, electricity, gas, water, sewer, telephone, waste removal and other services and utilities used in the Premises commencing on the date Tenant has access thereto for the purpose of installing leasehold improvements and continuing throughout the term hereof. All utilities, except water, will be separately metered and Tenant shall contract for the same in its own name and shall promptly and directly pay all charges for such utilities consumed in the Premises. If, in Landlord's opinion, Tenant's use of water service is greater than the average use of water service by other Tenants in the Project, Landlord may require Tenant to install a separate meter for water and, in such an event, Tenant shall pay the cost of purchasing, installing and maintaining such a metering device. In the event that Tenant fails to install such a separate metering device within thirty (30) days of notice of Landlord's requirement that such a device be installed, Landlord may, but shall not be obligated to, install such a device and all sums and incidental costs and expenses paid by Landlord in connection with the purchase and installation of such device shall be payable by Tenant to Landlord on demand.

Landlord does not warrant that any of the utilities and service referred to in this paragraph, whether furnished by Landlord or by Landlord or by any other supplier of any utility or other service will be free from interruption. Interruption of service shall never be deemed an eviction or disturbance of Tenants; use and possession of the Premises or any part thereof, or render Landlord liable to Tenant from performance of Tenant's obligations under this Leases.

14. ASSIGNMENT AND SUBLETTING.

Tenant shall not have the right to assign this Lease, by operation of law or otherwise, or to sublet the whole or any part of the Premises without the prior written consent of Landlord. Consent by Landlord to one or more assignment or subletting shall not operate as a waiver of Landlord's rights under this paragraph as to any subsequent assignment or subletting Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain fully responsible and liable for the payment of the rent herein and for compliance worth all of its other obligations under the terms, provisions and covenants of this Lease. If Tenant is a corporation or partnership or other entity, any change in the control of Tenant shall be deemed to be an assignment which shall require Landlord's consent as set forth above. Landlord shall have the right to assign any of its rights under this Lease, and upon any such assignment, and provided that the assignee assumes all of the Landlord's obligations hereunder, Landlord shall be relieved of any and all such obligations.

15. FIRE OR OTHER CASUALTY DAMAGE.
A. If the Project or any part thereof is damaged or destroyed by fire or other casualty. Landlord shall have the right to terminate this Lease, provided it gives written notice thereof to Tenant within ninety (90) days after such damage or destruction. If a portion of the Premises is damaged by fire or other casualty and this Lease is not thereby terminated. Landlord shall, at its expense, restore the Premises, exclusive of any improvements or other changes made to the Premises by Tenant, to as near the condition which existed immediately prior to such damage or destruction as reasonably possible, and rent shall abate during such period of times as the Premises are untenantable in the proportion that the untenantable portion of the Premises bears to the entire Premises. Landlord shall not be responsible to Tenant for damage to, or destruction of, any furniture, equipment, improvements or other changes made by Tenant in, or about the Premises regardless of the cause of the damage or destruction.

B. Landlord and Tenant each hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any of the extended coverage casualties covered by the insurance maintained hereunder, even if such fire or other casualty shall have been caused by the fault or negligence of the other party or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder. Landlord and Tenant each agree that it will require its insurance carriers to include in its policies such a clause or endorsement.

C. Landlord covenants and agrees to maintain standard fire and extended coverage insurance covering the Building in an amount not less than eighty percent (80%) of the replacement cost thereof. Tenant covenants and agrees to maintain standard fire and extended coverage insurance covering its property located in, on or about the Premises in an amount not less than eighty percent (80%) of the replacement cost thereof. Tenant agrees that said property is kept in the Premises Tenant's sole risk.

Tenant assumes full responsibility for protection the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured after normal business hours.

16. LIABILITY.
Tenant agrees to indemnify and save Landlord harmless against any and all claims, demands, damages, costs and expenses, including reasonable attorney's fees for the defense thereof, arising from the conduct or management of the business conducted by Tenant in the Premises or from any breach or default on the part of Tenant in the performances of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or from any act or negligence of Tenant, its agents, contractors, servants, employees, subleases, concessionaires, licenses or invitees, or any other person entering upon the Premises under express or implied invitation of Tenant. In case of any action or proceeding brought against Landlord by reason of any such claim upon notice from Landlord, Tenant covenants to defend such action of proceeding by counsel satisfactory to Landlord. Landlord shall not be liable and Tenant waives all claims for damage to person or property sustained by Tenant or Tenant's agents, contractors, servants, employees, subleases, concessionaires licensees or invitees resulting from the Building or the Premises or any equipment or appurtenances thereunto appertaining becoming out of repair, or resulting from any accident in or about the Premises, the Project or resulting directly or indirectly from any act or neglect of any other Tenant in the Project. This shall, apply expressly, but not exclusively, to the flooding of the Premises, and to damage caused by refrigerators, sprinkling devices air-conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors and noise, or the bursting or leaking of pipes or plumbing fixtures. Tenant, at its sole cost and expense, shall procure and maintain throughout the term hereof a policy or policies of insurance. Insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with Tenant's use or occupancy of the Premises, or by the condition of the Premises, the limits of such policy or policies to be in an amount not less than $1,000,000. 00 combined single limits of liability, and to be written by insurance companies satisfactory to Landlord and qualified to do business in the state in which the Premises are located. Such policies or duly executed certificates of insurance shall be promptly delivered to Landlord and renewals thereof as required shall be delivered to Landlord at least ten (10) days prior to the expiration of the respective policy terms, shall contain an agreement by the insurer that the same may not be canceled or materially without at least ten (10) days' prior written notice to Landlord.

17. CONDEMNATION
A. If the entire Project is taken by eminent domain, this Lease shall automatically terminate as of the date of taking. If a portion of the Project is taken by eminent domain, Landlord shall have the right to terminate this Lease by giving written notice thereof to Tenant within ninety (90) days after the date of taking. *If a portion of the Premises is taken by eminent domain and this Lease is not thereby terminated, Landlord shall, at its expense, restore the Premises, exclusive of any improvements or other changes made tot he Premises by Tenant, to as near the condition which existed immediately prior to the date of taking as reasonable possible, and rent shall abate during such period of time as the Premises are untenantable in the proportion that the untenantable portion of the Premises bears tot he entire Premises.

B. Any compensation or award paid or payable on account of any such taking shall belong to, and be the sole property of, Landlord or the then owner or owners of the Project

18. SURRENDER OF POSSESSIONS. HOLDING OVER
At the expiration or earlier termination of the term of this Lease, Tenant shall return all keys to the Premises to landlord and shall surrender the Premises in good condition and repair except for reasonable wear and tear, any repairs specifically required herein to be performed by Landlord and loss by fire or other causes covered by Landlord's insurance. Should Tenant, or any of its successors in interest, holdover the Premises or any part thereof, after the expiration of the term of this Lease, without Landlord's written consent, such holding over shall, at the Landlord's option, constitute and be construed as a tenancy from month to month only, at a rental equal to twice the rental payable for the last month of the term of this Lease. The inclusion of the preceding sentence shall not be construed as Landlord's permission for Tenant to hold over.

19. OUIET ENJOYMENT
Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

20. EVENTS OF DEFAULT
Anyone or more of the following events shall constitute an event of default under this Lease: A. If Tenant fails to pay, when due, any installment of Base Rent or Tenant's share of operating costs or any other payment required to be by Tenant paid hereunder.

B. If Tenant fails to perform or comply with any of the other terms, conditions and obligations of this Lease;

C. If a writ of execution, attachment or other process of law shall cause levy on or against the property of Tenant or a receiver or trustees shall be appointed for all or substantially all of the assets of Tenant;

D. If Tenant shall become insolvent, or shall make a transfer in fraud of creditors, shall admit in writing its inability to pay its debts as they become due, or shall commence any proceeding or file a petition under the provisions of the Federal Bankruptcy Code for liquidation, reorganization or adjustment of debts, or under any insolvency law or other statute or law providing for the modification or adjustment of the rights of creditors, or shall file an answer admitting to or not contesting the material allegations of a petition filed against it in any such proceeding, or an order for relief shall be entered by a federal Bankruptcy Court in any such proceeding or Tenant shall not, within sixty (60) days after the commencement of any such proceeding or the filing of any such petition without its consent have the same dismissed or vacated, or shall consent to the appointment of a custodian (as that term is defined m the Federal Bankruptcy Code) for, or assignment to a custodian of, the whole or any substantial part of its properties, or shall no~ within sixty (60) days after such an appointment or assignment without its consent or acquiescence, have such appointment or assignment vacated or set aside;

E. If Tenant shall vacate or abandon the Premises or the Premises shall become vacant; or

F. If Tenant shall have been notified by Landlord of a default by Tenant under this Lease more than three (3) times in any calendar year.

21. REMEDIES.
Upon the occurrence of any of such events of default described in Paragraph 20 hereof, Landlord shall have the option of pursue anyone or more of the following remedies without any notice or demand whatsoever:

A. Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or removal Tenant and any other person who may be occupying the Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination. In the event of termination of this Lease as aforesaid, Landlord may elect to recover from Tenant, as and for liquidated damages for loss of the bargain and not as a penalty, an amount equal to the difference between (1) the Base Rent, Tenant's share of operating costs and other charges reserved hereunder for the period which otherwise should have been the balance of the term hereof; and

B. Enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefore, all without terminating this Lease or any of Tenant's obligations hereunder. In such event, Landlord may make alterations and repairs and redecorate the Premises to the extent deemed by Landlord necessary or desirable, and may relent the Premises, or any part thereof, for the account of Tenant, to any person, firm or corporation, other than Tenant, for such rent, for such time and upon such terms as Landlord, in Landlord's sole discretion, shall determine. In so doing, Landlord shall not be required to accept any tenant offered by Tenant or to observe any instruction given by Tenant concerning such reletting. Any rent and other amounts received by Landlord upon such reletting shall be applied first to the costs and expenses of Landlord in regaining possession of the Premises, storing property removed from the Premises, making alterations or repairs, redecorating the Premises and reletting the Premises including, without limitation, brokerage and attorneys' fees and then such rent and other amounts shall be applied to the Base Rent, operating costs and other obligations of Tenant under this Lease, and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting.

C. Enter upon the Premises, by force if necessary, without liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any expenses which landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, with interest as provided in Paragraph 26F hereof, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law. Landlord may at any time elect to terminate this Lease as described in A above despite a prior election to exercise its remedies under B or C above. Pursuit of any remedy herein provided shall not constitute a forfeiture or waver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorneys' fees and a management fee in the amount of Three Hundred and no/100 Dollars ($300.00). No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed an acceptance of the surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless in writing signed by Landlord.

22. LANDLORD'S RIGHT TO CURE
If Tenant defaults in the making of any payment or the doing of any act required to, make such payment or do such act, and the costs incurred by Landlord in doing so, with interest thereon as provided in paragraph 26F hereof, shall be paid by Tenant to Landlord upon demand. The making of such payment or the doing of such act by Landlord shall not operate to cure such default by Tenant or to prevent or stop Landlord from enforcing or pursuing any rights and remedies which Landlord would other wise have.

23. MORTGAGES
Tenant accepts this Lease subject and subordinate to any mortgage(s) and/or deed(s) of trust and/or ground lease(s) or other underlying leases(s) now or at any time hereafter consulting a lien or charge upon the Premises, and Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may require by any mortgagee, trustee or lessor for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage, deed of trust, ground leases or other underlying lease. In the event Tenant fails to comply with any such demand within ten (10) days following the demand, Tenant shall be deemed to have appointed Landlord as Tenant's attorney-in-fact to execute any such instruments, releases or other documents. With respect to any mortgage(s) and/or deed(s) of trust and/or ground lease(s) or other underlying lease(s) now or at any time hereafter created which constitute a lien or charge upon the Premises, Landlord at its sole option shall have the right to waive the applicability of this paragraph so that this Lease would not be subject and subordinate to such mortgage(s) or deed(s) of trust or ground lease(s) or other underlying lease(s).

24. NOTICES
Each provision of this instrument or of any applicable law or regulation with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

A. All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address herein below set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

B. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered, whether actually received or not, when deposited in the United States mail, postage prepaid, certified or registered mail, addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

Landlord:                                           Tenant:

7725 Washington Avenue Corp.                        Rimage Systems, Inc.

7808 Creekridge Circle, #200                        7725 Washington Avenue South

Minneapolis, MN 55439                               Edina, MN 55439

C. Any notice or document required or permitted to be delivered hereunder by Landlord to Tenant also shall be deemed to be delivered if an when delivered personally to Tenant (or to an agent of Tenant if Tenant is not an individual) at the Premises.

25. RULES AND REGULATIONS
Tenant shall use the Premises and the common areas of the project in accordance with such rules and regulations as may from time to time be made by Landlord for the general safety, convenience and comfort of the owners, occupants and tenants of the project, and shall cause Tenant's employees, agents, representatives and invitees to abide by such rules and regulations. The rules and regulations now in effect are attached hereto as Exhibit D and are hereby made a part hereof, and Tenant hereby acknowledges receipt of the same.

26. MISCELLANEOUS
A. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The headings of the paragraphs of this Lease are for convenience only and do not limit or define the contents of said paragraphs.

B. The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided.

C. Tenant agrees, within ten (10) days after request of Landlord, or Landlord's designee, including without limitation, the present or any future holder of a mortgage(s) and/or deed(s) of trust and/or ground lease(s) and/or other underlying lease(s) on the Premises, or any prospective purchaser of the Premises, an estoppel certificate stating that this Lease is in full force and effect, the date to which rent and other charges have been paid, the unexpired term of this Lease, whether or not Landlord is in default hereunder, and the nature of any such default, and such other matters pertaining to this Lease as may be reasonably requested by Landlord.

D. If any term, provision or covenant of this Lease or the application thereof to any person or circumstances shall, to any extent, be held to be invalid or unenforceable, the remainder thereof and the application of such term, provision or covenant to other persons or circumstances shall not be affected thereby, and this Lease and all the terms, provisions and covenants hereof shall, in all other respects, continue to be valid and enforceable and to be complied with to the full extent permitted by law.

E. This Lease may not be altered, changed or amended except by an instrument in writing signed by Landlord and Tenant. F. Base Rent, Tenant's share of operating costs and all other payments required of Tenant pursuant to the provisions of this Lease, shall be deemed rent due hereunder whether or not so designated. All such rent shall bear interest from the due date thereof (or from the date of advancement of funds by Landlord if the payment by Tenant is required by virtue of Landlord's advancement of funds to cure Tenant's default hereunder) until paid at a rate equal to the lesser of (i) the highest rate permitted by law; and
(ii) two (2) percentage points in excess of the reference rate from time to time announced by First National Bank of Minneapolis.

27. ACCEPTANCE BY LANDLORD.
This Lease shall not be binding upon Landlord until approved in writing by, and signed by an officer of, Landlord, but this Lease may not be revoked or terminated by Tenant for a period often (10) days from the date hereof.

EXECUTED the 1st day of September, 1998.



LANDLORD:                                          CORPORATE OR BUSINESS TENANT:

7725 Washington Avenue Corp.                       Rimage Systems, Inc.
-----------------------------                      --------------------

Approved:                                          Approved:

By /S/ JAMES REISSNER                              By  /S/ BERNARD P. ALDRICH
   ------------------                                  ----------------------
Its Vice President                                 Its President and CEO
    ---------------                                    -----------------

                                   EXHIBIT A

                                  (Floor Plan)

                            [MAIN LEVEL FLOOR PLAN]

                           [SECOND LEVEL FLOOR PLAN]

EXHIBIT B

(Legal Description OF Project)

The North 109.21 feet of Tract F, Registered Land Survey No.1283 and that part of Tract E, Registered Land Survey No.1283 lying South of the North 16.08 feet thereof, said 109.21 feet and 16.08 feet being measured along the West line of Registered Land Survey No. 1283.

EXHIBIT C

NONE

EXHIBIT D (ADDITIONAL LEASE PROVISIONS)

HAZARDOUS WASTE. Tenant warrants and represents it is not:

(a) Engaged in the business of generating, transporting, storing, trading or disposing of hazardous substances or disposing of waste and agrees not to do so under this lease or permit others to engage in such a business at the premises. Hazardous substance and hazardous waste are hereby defined as those terms are defined in Minnesota Statutes #1158.02, Subdivisions 8 and 9 and including any amendments' thereto, as provided from time to time; which sections and amendments are incorporated herein by reference thereto as if fully set forth at length.

(b) Knowingly permit any person to make any regular use of the premises for disposal of waste.

(c) Knowingly permit any person to use the facility for disposal of a hazardous substance or waste.


Landlord states it is not aware of any hazardous waste or substance on the premises. In the event tenant discovers a hazardous substance or waste, it agrees not to take any action to contribute to the release of same as said release is defined in Minnesota Statutes #1158.02, Subd. 15, upon any discovery of same.

Tenant agrees it shall hold landlord harmless from all liability under Minnesota Statutes Chapter #1158 for any violation of said statute by tenant or the provisions in this lease including reasonable attorneys' fees.

Monthly Rent. This lease provides for base rent and base rent escalators as follows:

October 1, 1998

Base rent will be $6.75 per square foot or Annually $290,250.00 Monthly $24,187.50 October 1, 1999

Base rent will be $6.95 per square foot or Annually $298,850.00 Monthly $24,904.17 October 1, 2000

Base rent will be $7.16 per square foot or Annually $307,880.00 Monthly $25,656.67 October 1, 2001

Base rent will be $7.37 per square foot or Annually $316,910.00 Monthly $26,409.17 October 1, 2002

Base rent will be $7.59 per square foot or Annually $326,370.00 Monthly
$27,197.50


The five (5) year renewal option, if exercised, will be as follows:

January 1, 2004

Base rent will be $7.82 per square foot or Annually $336,260.00 Monthly $28,021.67 January 1, 2005

Base rent will be $8.05 per square foot or Annually $346,150.00 Monthly $28,845.83 January 1, 2006

Base rent will be $8.29 per square foot or Annually $356,470.00 Monthly $29, 705.83 January 1, 2007

Base rent will be $8.54 per square foot or Annually $367,220.00 Monthly $30,601.67 January 1, 2008

Base rent will be $8.80 per square foot or Annually $378,400.00 Monthly
$31.533.33